SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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WESCO FINANCIAL CORPORATION

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS MAY 5, 2004
PROXIES AND REVOCATION
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP
BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION
DIRECTOR INDEPENDENCE AND COMMITTEES
COMMITTEES AND MEETINGS
NOMINATIONS
SHAREHOLDER COMMUNICATION WITH THE BOARD
CODE OF BUSINESS CONDUCT AND ETHICS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT ON EXECUTIVE COMPENSATION*
STOCK PERFORMANCE GRAPH
INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT*
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS FOR 2005 ANNUAL MEETING
AVAILABLE INFORMATION
Directions to Annual Meeting

WESCO FINANCIAL CORPORATION

301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
(626) 585-6700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 5, 2004

       The annual meeting of shareholders of Wesco Financial Corporation (“Wesco”) will be held at the University Club of Pasadena, 175 North Oakland Avenue, Pasadena, California, on Wednesday, May 5, 2004 at 3:30 p.m. for the following purposes:

1.	To elect seven directors to hold office until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed March 15, 2004, as of the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco’s principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 5, 2004.

      All shareholders are requested to complete, sign and date the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

By Order of the Board of Directors

Margery A. Patrick
Secretary

Pasadena, California

March 31, 2004

IMPORTANT

      Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed form of proxy and return it promptly in the enclosed envelope.

      Requests for additional copies of this combined Notice and Proxy Statement should be mailed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address, or faxed to her at (626) 449-1455.

      For directions to the annual meeting and nearby free parking, please refer to the back cover of this combined Notice and Proxy Statement or to the stub attached to the enclosed form of proxy.

WESCO FINANCIAL CORPORATION

301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
(626) 585-6700

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 5, 2004

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WESCO FINANCIAL CORPORATION (“Wesco”) of proxies to be voted at the May 5, 2004 annual meeting of the Shareholders of Wesco. This Proxy Statement is expected to be mailed to shareholders on or about March 31, 2004, together with Wesco’s combined Annual Report to Shareholders and Annual Report to the Securities and Exchange Commission on Form 10-K for the calendar year ended December 31, 2003.

PROXIES AND REVOCATION

      The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted in accordance with the instructions contained therein. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting by filing with the Secretary of Wesco at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901, a written revocation or a properly executed proxy bearing a later date, or by voting in person at the meeting.

      Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their actual expenditures incurred in connection therewith at not higher than usual and customary rates; facsimile transmissions are not considered necessary, and expenditures related thereto will not be reimbursed. Officers of Wesco may solicit proxies to a very limited extent by telephone, but without incremental cost to Wesco, except for actual out-of-pocket communication charges, which are expected to be insignificant. Thus, the cost of soliciting proxies will be paid by Wesco.

ELECTION OF DIRECTORS

      At the annual meeting, the seven nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors (“Directors”). Each elected Director shall serve until the election and qualification of his or her respective successor (expected to be at the annual meeting to be held in May 2005) or upon earlier resignation (not currently anticipated). Each nominee currently serves as a Director of Wesco and has been nominated by Wesco’s Board of Directors. Set forth below for each nominee is his or her principal occupation, business experience during the past five years, age, and certain other information.

CHARLES T. MUNGER, age 80, has been a Director of Wesco since 1973, and Chairman of the Board and Chief Executive Officer of Wesco since 1984. He has been Chairman of the Board of Blue Chip Stamps (“Blue Chip”) since 1976, having joined its board in 1969; Blue Chip, the parent of Wesco, is engaged in the trading stamp business. Since 1978, Mr. Munger has been Vice Chairman of Berkshire Hathaway Inc. (“Berkshire”), the parent of Blue Chip; Berkshire is engaged in the property and casualty insurance business and many other diverse businesses. Mr. Munger is Chairman of the Board of Daily Journal Corporation, publisher of specialty newspapers in California. He is also a director and chairman of the audit committee of Costco Wholesale Corporation, operator of a large chain of membership warehouses.

ROBERT H. BIRD, age 72, has been a Director of Wesco since 1989, and President of Wesco since 1992. He has served as President and a director of MS Property Company, a wholly owned Wesco subsidiary, since its activation in 1993. He has served as President of Blue Chip since 1987 and, prior thereto, served in various financial and other offices of Blue Chip after joining it in 1968. Mr. Bird has been a director of Blue Chip since 1978.

CAROLYN H. CARLBURG, age 57, has been a Director of Wesco since 1991. She is engaged in the practice of law under her own name, specializing in land use matters and business litigation. From 1997 through July 2001, she was Executive Director of the Center for Community & Family Services, Inc. (previously known as Community Housing Services, Inc.). Prior thereto, she practiced law under the name Carolyn H. Carlburg & Associates. She has been a director of MS Property Company since 1999.

ROBERT E. DENHAM, age 58, has been a Director of Wesco since 2000. He is a partner of Munger, Tolles & Olson LLP, a law firm which renders legal services for Wesco, Berkshire, and certain of their affiliates. In 1998, he rejoined that firm, with which he had been associated for twenty years, after serving Salomon Inc, a former investee of Berkshire, Wesco and several of their subsidiaries, in the following capacities: 1992 to 1997, Chairman and Chief Executive Officer of Salomon Inc; 1991 and 1992, general counsel of Salomon Inc and its investment banking subsidiary, Salomon Brothers. Mr. Denham is also a director of Lucent Technologies, Inc., a telecommunications equipment manufacturer; U.S. Trust Corporation, a national investment management firm that also provides fiduciary and private banking services; and Fomento Economico Mexicano, S.A. de C.V., a Mexico-based beverage and convenience store company whose ADRs trade on the New York Stock Exchange. Effective January 1, 2004, he became Chairman and President of the Financial Accounting Foundation, which has oversight, funding and appointment responsibilities for the Financial Accounting Standards Board, the Governmental Accounting Standards Board, and their advisory councils.

ROBERT T. FLAHERTY, age 66, has been a Director of Wesco since May, 2003. He is a Chartered Financial Analyst and is engaged in personal investments. From 1983 through 1996, he served as President of Flaherty & Crumrine Incorporated, a registered investment and commodities trading advisor. In addition, he served as a director of Flaherty & Crumrine Incorporated until 2002; he retired from that company in January 2003. During his affiliation with Flaherty & Crumrine Incorporated, Mr. Flaherty also served as Chairman, President and Chief Executive Officer of three publicly traded closed-end investment companies managed by that firm.

PETER D. KAUFMAN, age 49, has been a Director of Wesco since May, 2003. He is Chairman and Chief Executive Officer of Glenair, Inc., a privately held manufacturer of electrical and fiber optic components and assemblies for the aerospace industry. He has served in various capacities at that company since 1977.

ELIZABETH CASPERS PETERS, age 78, has been a Director of Wesco since 1959 except for the period 1961 to 1967. She is engaged in personal investments. She has been a director of MS Property Company since 1993.

EXECUTIVE OFFICERS

      In addition to Messrs. Munger and Bird, Wesco has two executive officers, who are listed below. All officers are elected by the newly elected Directors to serve for the next twelve months or until their successors have been elected and qualified. Set forth below for each non-Director executive officer is his principal occupation, business experience during the past five years, age, and certain other information.

JEFFREY L. JACOBSON, age 56, has served as Vice President and Chief Financial Officer of Wesco since 1984. He has served MS Property as Vice President and Chief Financial Officer since 1993. He has served in various financial and other offices of Blue Chip since joining it in 1977 — currently he is Vice President and Chief Financial Officer — and has served as a Blue Chip director since 1987.

ROBERT E. SAHM, age 76, has, since 1971, served Wesco as Vice President in charge of building management and, ultimately, all real estate operations; prior thereto, he served as Building Manager from 1967. Since 1993, he has served MS Property Company as Senior Vice President in charge of property management, development and sales, and as a director.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      On March 15, 2004, the record date for determination of shareholders entitled to notice of and to vote at the annual meeting, a total of 7,119,807 shares of capital stock were outstanding. Such shares are the only voting securities of Wesco. All information regarding stock ownership is given as of the close of business on March 15, 2004.

      Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco’s Bylaws: Each share has votes equal to the number of Directors to be elected (seven), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business but are excluded from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose. A majority of Wesco’s outstanding capital stock as of March 15, 2004 must be represented in person or by proxy to constitute a quorum for the annual meeting.

      The persons appointed by Wesco’s Board of Directors as proxies on the accompanying form of proxy have informed the Board of their intent to distribute, in such proportion as they see fit, the authorized votes represented by proxies (i) in favor of the election of the seven nominees named above, or (ii), in the event one or more of said nominees is or are unable to serve, for the remainder of the nominees named above supplemented by any substitute nominee or nominees selected by the Board.

      Blue Chip, a wholly owned subsidiary of Berkshire, owns 5,703,087 shares (80.1%) of Wesco capital stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 36.1% and shared voting power with respect to 2.6% of Berkshire’s common stock. Mr. Buffett may be deemed to be in control of Berkshire; and Mr. Buffett, as well as Berkshire, may be deemed to be in control of Blue Chip and Wesco. Charles T. Munger, Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire; he has sole voting power with respect to 1.2% of Berkshire’s common stock. Mr. Munger consults with Mr. Buffett with respect to Wesco’s investment decisions and major capital allocations. Although operating decisions for Wesco’s businesses are made by the managers of those business units, Mr. Buffett is President and a director of Wesco Holdings Midwest, Inc. (“WHMI”), a wholly owned subsidiary of Wesco, and a director of Wesco-Financial Insurance Company (“Wes-FIC”), Precision Steel Warehouse, Inc., and CORT Business Services Corporation, which are wholly owned subsidiaries of WHMI.

      Wes-FIC is headquartered in Omaha, Nebraska, where its business is administered by employees of wholly owned Berkshire insurance subsidiaries. From time to time, Berkshire has offered to Wes-FIC, and Wes-FIC (with Wesco’s concurrence) has accepted, retrocessions of portions of reinsurance contracts under arrangements described in Wesco’s 2003 Annual Report on Form 10-K (see page 10). Wesco’s and Wes-FIC’s boards believe all such retrocessions have been entered into at terms more favorable than Wes-FIC could have obtained elsewhere. In 2003, Berkshire subsidiaries received less than $2,000 in ceding commissions under such arrangements. Kansas Bankers Surety Company (“KBS”), wholly owned by Wes-FIC, is supervised by Berkshire subsidiaries. KBS cedes 50% of a layer of loss exposure to an unaffiliated reinsurer and the other 50% to a Berkshire subsidiary, on identical terms. A layer of losses above such layer is 30%-retained by KBS; the other 70% is reinsured by another Berkshire insurance subsidiary. In 2003, premiums of $1,960,000 were ceded to the Berkshire subsidiaries, $500,000 of incurred reinsured losses were allocated to them and also to the non-affiliate, and $965,000 of third-party loss recoveries relating to prior years were returned to them and also to the non-affiliate. In addition to those amounts, Berkshire subsidiaries in 2003 received $92,000 in administrative fees and expense reimbursements relative to Wes-FIC and KBS.

      Robert T. Flaherty, a Wesco Director, owns a significant portion of the stock of Flaherty & Crumrine Incorporated, which leases office space in the commercial office building owned by Wesco’s MS Property Company subsidiary. Terms of the lease are believed by Wesco’s management to be within the general market range for such third-party leases. Wesco’s subsidiary received $69,717 under the lease during 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Blue Chip is the only company or person known to Wesco’s management to own beneficially 5% or more of its outstanding capital stock. Beneficial ownership of Wesco’s capital stock by Blue Chip and by all Directors and executive officers who own shares is set forth below.

	Amount and Nature
	of Beneficial		Percent
Name	Ownership(1)		of Class

Blue Chip Stamps	5,703,087	(2)	80.1%
Robert E. Denham	1,270	(3)	*
Peter D. Kaufman	1,000		*
Elizabeth Caspers Peters	76,103	(4)	1.1
Robert E. Sahm	3,150		*
All Directors and executive officers as a group (9 persons)	81,523	(3,4,5)	1.1

*	Less than 1%.

(1)	Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2)	Voting and investment power may be deemed to be controlled by Berkshire and Warren E. Buffett by virtue of the relationships described on page 3. Blue Chip’s principal executive offices are located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. Berkshire’s principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett’s principal address.

(3)	Includes 270 shares held by Mr. Denham’s spouse, as to which Mr. Denham disclaims beneficial ownership.

(4)	Includes 16,843 shares held by a trust of which Mrs. Peters is co-trustee with her children and income beneficiary.

(5)	Does not include the 5,703,087 shares (80.1%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird and Wesco executive officer Jeffrey L. Jacobson are directors and executive officers.

REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

      Section 16(a) of the Securities Exchange Act of 1934 ( the “Exchange Act”) requires Wesco’s executive officers and Directors, and persons who own more than ten percent of Wesco’s outstanding capital stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Copies of all such Section 16(a) reports must be furnished to Wesco.

      Based solely on its review of the copies of such Section 16(a) reports received by it, or representations from certain persons subject to Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent complied with all applicable filing requirements during 2003.

BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

      Charles T. Munger, Chairman of the Board of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Robert H. Bird, a Director of and President of Wesco, is also a director of and President of Blue Chip.

DIRECTOR INDEPENDENCE AND COMMITTEES

      Because 80.1% of Wesco’s common stock is owned by Blue Chip, Wesco’s Board has determined that Wesco is a “controlled company” within the meaning of Section 801 of the American Stock Exchange (“AMEX”) listing standards. Controlled companies are exempted from a number of AMEX listing standards, including the requirements to have a majority of independent directors and the requirement to have Director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent Directors. Controlled companies are also exempt from the requirement to have the compensation of the issuer’s officers determined by a compensation committee comprised solely of independent directors or by a majority of the board’s independent directors.

      Nonetheless, Wesco believes that five of the seven Directors are independent in accordance with AMEX listing standards. The Board has affirmatively determined that Carolyn H. Carlburg, Robert E. Denham, Robert T. Flaherty, Peter D. Kaufman and Elizabeth Caspers Peters are “independent” as defined in Section 121(A) of the AMEX listing standards.

      Wesco does not have a nominating committee, and compensation decisions are made by the entire Board based on the recommendations of Mr. Munger. Wesco’s nominating process is described in more detail in “Nominations” below, and the compensation program is described in the “Report on Executive Compensation” on page 8.

COMMITTEES AND MEETINGS

      Wesco has a standing Audit Committee established in accordance with Section 3(a)(35)(A) of the Exchange Act that is responsible for assisting the Board in fulfilling its responsibilities as they relate to Wesco’s accounting policies, internal controls and financial reporting practices. The current members of the Audit Committee are Carolyn H. Carlburg (Chair), Robert E. Denham, Robert T. Flaherty and Peter D. Kaufman. Although the Board has determined that each of these Directors is independent in accordance with AMEX listing standards, additional independence requirements are imposed on members of audit committees by Rule 10A-3 promulgated under the Exchange Act. Accordingly, Mr. Denham, who is a partner of a law firm which renders legal services for Wesco, will no longer qualify as “independent” under Rule 10A-3 for purposes of serving on the Audit Committee. Although this part of Rule 10A-3 may not apply to Wesco because it is a “controlled company,” Mr. Denham has informed the Board of his intention to resign from the Audit Committee effective as of the date of the annual meeting. The Board has determined that Messrs. Flaherty and Kaufman are each “audit committee financial experts” as that term is used in Item 401 of Regulation S-K promulgated under the Exchange Act. The Audit Committee is the only standing committee of the Board.

      During 2003, the Board of Directors held four regularly scheduled meetings and the Audit Committee held four meetings. No Director attended fewer than 75 percent of the combined total number of meetings of the Board of Directors and Audit Committee (if a member thereof) held during the year. Wesco does not require its Directors to attend annual meetings of shareholders, but all seven current Directors attended the 2003 annual meeting.

NOMINATIONS

      There is no standing nominating committee, and the entire Board is responsible for selecting nominees for election as Directors. Wesco believes that the Board is able to fully consider and select appropriate nominees for election to the Board without delegating that responsibility to a committee of independent Directors or adopting formal procedures. For the same reason, Wesco does not have a formal policy by which its shareholders may recommend Director candidates, but the Board will certainly consider candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to Wesco Financial Corporation, attention of the Secretary, at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board should meet the independence requirements of Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Exchange Act. Candidates should also have relevant business and financial experience, and they must be able to read and understand fundamental financial statements.

      Candidates have traditionally been recommended to the Board by Mr. Munger or one of the other Directors, and there is not a formal process for identifying or evaluating new Director nominees. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the Board may prefer candidates of highly regarded repute who are personally known to Directors. The Board will consider all relevant qualifications as well as the needs of Wesco in terms of compliance with AMEX listing standards and SEC rules.

SHAREHOLDER COMMUNICATION WITH THE BOARD

      Shareholders who wish to communicate with the Board or with a particular Director may send a letter to the attention of the Secretary, Wesco Financial Corporation, at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and forward them to the appropriate Director or Directors.

CODE OF BUSINESS CONDUCT AND ETHICS

      Wesco has adopted a Code of Business Conduct and Ethics (the “Code”) applicable to its directors, officers and employees and those of its subsidiaries. A copy of the Code may be accessed through Wesco’s website, www.wescofinancial.com.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Directors who are not officers currently receive fees totaling $9,000 per year, plus $750 for each special meeting which they attend. The Chair of the Audit Committee currently receives additional fees totaling $9,000 per year, and other Audit Committee members $750 for each meeting attended.

      The following table shows compensation paid by Wesco and its subsidiaries to its executive officers for the three years ended December 31, 2003.

		Annual Compensation
Name and Capacity
in Which Served	Year	Salary(1)	Bonus(2)

Charles T. Munger — Chairman of the Board and	2003	$—	$—
Chief Executive Officer of Wesco	2002	—	—
	2001	—	—
Robert H. Bird — President of Wesco and MS Property Company	2003	108,000	—
	2002	96,000	—
	2001	96,000	—
Jeffrey L. Jacobson — Vice President and Chief Financial	2003	186,000	—
Officer of Wesco and MS Property Company	2002	180,000	—
	2001	174,000	—
Robert E. Sahm — Vice President of Wesco and	2003	188,400	16,100
Senior Vice President of MS Property Company	2002	180,000	15,300
	2001	172,800	14,700

(1)	Messrs. Munger, Bird and Jacobson are employees of, and compensated by, Blue Chip but spend a portion of their time on the activities of Wesco and its subsidiaries. Figures shown for Messrs. Bird and Jacobson represent amounts paid to Blue Chip by Wesco or its subsidiaries for their services. Blue Chip was not compensated by Wesco or its subsidiaries for Mr. Munger’s services during the three-year period. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years. Mr. Sahm is compensated by MS Property Company.

(2)	Mr. Sahm’s bonus is based on a length-of-service formula applicable to all employees of MS Property Company and is equal to one month’s salary.

REPORT ON EXECUTIVE COMPENSATION*

      Wesco’s program of executive compensation is believed different from most public corporations’ programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three are employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip’s cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger’s services.

      The Board of Directors of Wesco, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco’s executive officers based on the recommendation of Mr. Munger. Factors considered by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco’s stock is considered in setting executive compensation.

*	Submitted by Wesco’s Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, Robert E. Denham, Robert T. Flaherty, Peter D. Kaufman and Elizabeth Caspers Peters.

STOCK PERFORMANCE GRAPH

      The following graph compares the value at each subsequent yearend of $100 invested in Wesco capital stock on December 31, 1998 with identical investments in the Standard and Poor’s (“S&P”) 500 Stock Index and the S&P Property-Casualty Insurance Index, assuming reinvestment of dividends.

INDEPENDENT AUDITORS

      Representatives of Deloitte & Touche LLP (“Deloitte”), the independent public accounting firm selected for Wesco and its subsidiaries by Wesco’s Board for the year 2003, and by the Berkshire board of directors and ratified by the Wesco Board for the year 2004, are expected to be present at the May 5, 2004 annual meeting of shareholders. They will be given an opportunity to make a statement if they so desire and to respond to any appropriate questions.

      Audit Fees. In 2003, Berkshire allocated to Wesco $167,500 for professional services rendered by Deloitte for the audits of the 2003 consolidated financial statements of Berkshire and all of its subsidiaries including Wesco and its subsidiaries. Such services included the reviews of the financial statements included in Wesco’s Forms 10-Q for 2003. In 2002, Berkshire allocated Wesco $110,000 for fees charged by Deloitte for the same services.

      Audit-Related Fees. There were no fees billed by Deloitte or allocated by Berkshire in 2003 or 2002 characterized as “audit-related fees” for assurance and related services for Wesco or its subsidiaries not included in the “audit fees” set forth above.

      Tax Fees. There were no fees billed by Deloitte or allocated by Berkshire in either 2003 or 2002 for tax compliance, tax advice or tax planning for Wesco or its subsidiaries.

      All Other Fees. There were no fees billed by Deloitte or allocated by Berkshire in either 2003 or 2002 other than “audit fees” set forth above.

      Pre-Approval Policies. Because Wesco is 80.1% owned by a subsidiary of Berkshire, Wesco’s Audit Committee has delegated authority to Berkshire’s audit committee to engage the independent auditors for purposes of auditing the financial statements of Wesco and its subsidiaries effective with the year 2004, and the authority to pre-approve other audit and non-audit services.

AUDIT COMMITTEE REPORT*

      Wesco’s Audit Committee has adopted a written Charter providing for the Committee to assist the Board in fulfilling its oversight responsibilities by performing, among other things, the following functions: monitoring the integrity of the financial reporting process and internal controls; monitoring the independence and performance of the independent auditors; and facilitating communication between the Board, management and the independent auditors. The Audit Committee in 2004 amended the Charter in light of specific obligations imposed by new SEC rules and AMEX listing standards. A copy of the amended Charter is attached as an appendix.

      In performing its functions for the year ended December 31, 2003, the Committee completed a number of procedures, including those specified in the Charter. In particular, the Committee:

•	Reviewed and discussed Wesco’s unaudited consolidated financial statements for the quarters ended March 31, June 30 and September 30, 2003, and audited consolidated financial statements for the year ended December 31, 2003 with Wesco’s management and the independent auditors.

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants (“AICPA”).

•	Received the written disclosures and letter from the independent auditors required by Standard No. 1, Independence Discussions with Audit Committees, as supplemented, promulgated by the AICPA’s Independence Standards Board, and discussed with the independent auditors their independence, including whether the provision of their services is compatible with maintaining their independence.

      Based upon the reviews and discussions referred to above, and the report of the independent auditors, the Committee recommended to the Board that Wesco’s audited consolidated financial statements for 2003 be included in its annual report to shareholders and its annual report to the SEC on Form 10-K, and the Board concurred.

*	Submitted by the Audit Committee of Wesco’s Board of Directors: Carolyn H. Carlburg (Chair), Robert E. Denham, Robert T. Flaherty and Peter D. Kaufman.

OTHER MATTERS

      As far as Wesco is aware, there are no matters to be brought before the May 5, 2004 annual meeting other than the election of Directors. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.

PROPOSALS OF SHAREHOLDERS FOR 2005 ANNUAL MEETING

      Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the annual meeting of shareholders expected to be held in May 2005 (the “2005 annual meeting”) must be received by Wesco by December 1, 2004. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders intending to present proposals at the 2005 annual meeting without having the proposals included in the proxy statement must notify Wesco of such intentions before February 14, 2005. After such date, Wesco’s proxy in connection with the 2005 annual meeting of shareholders may confer discretionary authority on the Board to vote on any such proposals. In addition, Wesco reserves the right, through its directors, officers or proxies, to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the applicable deadline and other requirements.

AVAILABLE INFORMATION

      Wesco has mailed its combined printed annual report and Form 10-K for the year 2003 to shareholders of record as of March 15, 2004. The exhibits to that report will be provided upon request and payment of copying charges. Requests for the exhibits or additional copies of the combined report should be directed to Margery A. Patrick, Secretary, Wesco Financial Corporation, 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. Wesco’s combined printed annual report and Form 10-K may be accessed through Wesco’s website, www.wescofinancial.com, and portions that have been electronically filed with the SEC are available through the SEC’s website at www.sec.gov.

By Order of the Board of Directors

Margery A. Patrick
Secretary

Pasadena, California

March 31, 2004

Appendix to Wesco’s Proxy Statement for Annual Meeting of Shareholders to Be Held May 5, 2004

WESCO FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

PURPOSE

      The purpose of the Audit Committee (“Committee”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities by performing the following functions:

•	Overseeing the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.

•	Monitoring the integrity of the financial reporting process and systems of internal controls.

•	Monitoring the independence and performance of the independent auditors.

•	Providing an avenue of communication between the Board, management, internal audit and the independent auditors.

ORGANIZATION AND MEETINGS

      The Board shall appoint and maintain a Committee of at least three members. Each member of the Committee shall meet the independence requirements of the American Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Each member must also be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member needs to be financially sophisticated, in that he or she (a) has past employment experience in finance or accounting, (b) has a requisite professional certification in accounting, (c) has any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities or (d) otherwise qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K under the Exchange Act.

      The Board shall appoint one of the members of the Committee as Chair of the Committee. The Committee shall meet at least quarterly, or more frequently as circumstances require. The Committee may delegate to the Chair authority for the Chair and/or the Chair’s designee to perform specified duties of the Committee. The Chair shall report to the full Committee on such activity at least quarterly, or more frequently as circumstances require.

RESPONSIBILITIES AND DUTIES

      The Committee shall:

•	Review and assess the adequacy of the Committee Charter at least annually, and report the Committee’s conclusions and recommendations to the Board.

•	Delegate to the Audit Committee of Berkshire Hathaway, the Corporation’s ultimate parent, (a) responsibility for the appointment, compensation, retention and ultimate oversight of the work of any public accounting firm, including the independent auditors, engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services and (b) responsibility for pre-approval of all audit and non-audit services to be provided to the Corporation by the independent auditors. The Committee shall ratify the actions of Berkshire Hathaway’s Audit Committee, if it believes it is appropriate to do so.

•	Receive and review annual statements from the independent auditors describing all relationships between the independent auditors and the Corporation that may affect their independence and objectivity, including the matters set forth in Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

•	Actively engage in dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and otherwise oversee the independence of the independent auditors.

•	Obtain from the independent auditors a timely report relating to the Corporation’s annual audited financial statements describing all critical accounting policies and practices used, any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternatives and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management such as any “management” letter or schedule of unadjusted differences.

•	Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

•	Review the scope and approach of the annual audit plan with the independent auditors.

•	Discuss with the independent auditors any significant problems they encountered relating to the conduct of the audit and management’s responses thereto.

•	Oversee the Corporation’s internal audit function and periodically review its effectiveness.

•	Consider any reports or communications (and management’s and or internal audit’s responses thereto) submitted to the Committee by the independent auditors required or referred to in AICPA Statement on Auditing Standards No. 61 (as codified in Professional Standards, Volume 1, AU Section 380), as it may be modified or supplemented, and discuss such matters with the independent auditors.

•	Be available to discuss with the independent auditors any unresolved concerns resulting from their review of quarterly financial statements.

•	Review with management and the independent auditors the results of the annual audit prior to management’s release of yearend earnings.

•	Review the form of opinion the independent auditors propose to render to the Board and shareholders.

•	Review and discuss with management and the independent auditors, prior to release, the annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Periodically meet separately with management, the independent auditors and the director of internal audit, as appropriate, to discuss any relevant matters.

•	Prepare a report for inclusion in the annual proxy statement covering matters specified by rules of the Securities and Exchange Commission.

•	Inquire of the Corporation’s chief executive officer and chief financial officer as to (a) the existence of any significant deficiencies or material weaknesses in the design and operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information, or (b) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting.

•	Discuss the Corporation’s earnings releases, including the type and presentation of information to be included in the earnings releases.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

•	Review and discuss any reports concerning material violations submitted to it by Corporation attorneys or outside counsel pursuant to the SEC’s attorney responsibility rules, or otherwise.

•	Perform any other duties consistent with this Charter, the Corporation’s by-laws and governing law, as the Committee or Board deems necessary.

•	Report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

INVESTIGATIONS

      The Committee shall not ordinarily conduct investigations. However, in the event the Committee for any reason deems an investigation necessary to fulfill its responsibilities, it shall have unrestricted access to members of management, internal audit and the independent auditors and may retain independent counsel, accountants, or others to assist it in the conduct of an investigation, at the Corporation’s expense.

RESOURCES AND AUTHORITY

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

      The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of:

•	Compensation to any public accounting firm, other than the independent auditors, engaged by the Committee.

•	Compensation of any advisors employed by the Committee.

•	Expenses associated with any investigations conducted by the Committee.

•	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

WESCO FINANCIAL CORPORATION

Directions to Annual Meeting

Meeting — The annual shareholders’ meeting of Wesco Financial Corporation will be held at the University Club of Pasadena (the “University Club”), 175 North Oakland Avenue, Pasadena, California, at 3:30 p.m., on Wednesday, May 5, 2004.

Parking — Free parking for the shareholders’ meeting will be available in a large lot owned by the Women’s City Club one block to the east of the University Club. For faster parking, persons driving to the meeting are encouraged to go directly to the Women’s City Club lot and avoid the expected congestion in front of the University Club and in its parking lot. The entrance to the Women’s City Club lot is on the west side of Madison Avenue. Another lot to the north separates it from Walnut Street. The University Club is a short walk to the west, directly across Oakland Avenue from the Women’s City Club.

Map of area (not drawn to scale) —

PROXY

WESCO FINANCIAL CORPORATION

Proxy for Annual Meeting of Shareholders
May 5, 2004
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 15, 2004 at the annual meeting of shareholders to be held at the University Club of Pasadena, 175 North Oakland Avenue, Pasadena, California, on Wednesday, May 5, 2004 at 3:30 p.m., or at any adjournment or adjournments thereof.

(Continued and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

WESCO FINANCIAL CORPORATION

Directions to Annual Meeting

Meeting — The annual shareholders’ meeting of Wesco Financial Corporation will be held at the University Club of Pasadena (the “University Club”), 175 North Oakland Avenue, Pasadena, California, at 3:30 p.m., on Wednesday, May 5, 2004.

Parking — Free parking for the shareholders’ meeting will be available in a large lot owned by the Women’s City Club one block to the east of the University Club. For faster parking, persons driving to the meeting are encouraged to go directly to the Women’s City Club lot and avoid the expected congestion in front of the University Club and in its parking lot. The entrance to the Women’s City Club lot is on the west side of Madison Avenue. Another lot to the north separates it from Walnut Street. The University Club is a short walk to the west, directly across Oakland Avenue from the Women’s City Club.

Map of area (not drawn to scale) —

WESCO FINANCIAL CORPORATION

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

(Continued from the other side)

WITHHOLD
		FOR	AUTHORITY
1.	ELECTION OF DIRECTORS to serve until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified. The Proxies are directed to vote for all nominees listed at the right (except as marked to the contrary):	☐	☐

01. Charles T. Munger, 02. Robert H. Bird, 03. Carolyn H. Carlburg, 04. Robert E. Denham, 05. Robert T. Flaherty, 06. Peter D. Kaufman, 07. Elizabeth Caspers Peters

INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through his or her name above.

2.	OTHER MATTERS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees listed in Proposal 1 or, in the event one or more of such nominees is unable to serve, any substitute nominees selected by the present Board of Directors.

Signature	(s)	Date
Please sign exactly as name appears herein. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.

▲ FOLD AND DETACH HERE ▲